UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2007

G REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-50261	52-2362509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2007, GREIT-One World Trade Center, L.P., a wholly-owned subsidiary of GREIT, Inc., entered into a Fourth Amendment to Purchase and Sale Agreement, or the Fourth Amendment, with Legacy Partners Realty Fund II, LLC, in connection with an agreement, or the Agreement, entered into on August 17, 2006, for the sale of the One World Trade Center property located in Long Beach, California for a sales price of $150,000,000. The material terms of the Fourth Amendment extended the closing date of the Agreement to January 31, 2007. The Agreement was previously amended by the First Amendment to the Agreement on September 21, 2006, or the First Amendment, the Second Amendment to the Agreement on January 5, 2007, or the Second Amendment, and the Third Amendment to the Agreement on January 19, 2007, or the Third Amendment.

On January 31, 2007, GREIT-One World Trade Center, L.P., a wholly-owned subsidiary of GREIT, Inc., entered into a Fifth Amendment to Purchase and Sale Agreement, or the Fifth Amendment, with Legacy Partners Realty Fund II, LLC. The material terms of the Fifth Amendment extended the closing date of the Agreement to February 15, 2007. However, closing is subject to certain agreed upon conditions and there can be no assurance that we will be able to complete the disposition of the One World Trade Center property.

The above descriptions of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment are qualified in their entirety by the terms of: (i) the Agreement attached as Exhibit 10.1 to our Form 8-K report filed on August 22, 2006; (ii) the First Amendment attached as Exhibit 10.1 to our Form 8-K report filed on September 26, 2006; (iii) the Second Amendment attached as Exhibit 10.1 to our Form 8-K report filed on January 10, 2007; (iv) the Third Amendment attached as Exhibit 10.1 to our Form 8-K report filed on January 25, 2007; and (v) the Fourth Amendment and the Fifth Amendment attached as Exhibits 10.1 and 10.2 to this report, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Fourth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trade Center, L.P. and Legacy Partners Realty Fund II, LLC, dated January 26, 2007.

10.2 Fifth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trade Center, L.P. and Legacy Partners Realty Fund II, LLC, dated January 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, Inc.

February 1, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trase Center, L.P., and Legacy Partners Realty Fund II, LLC, dated January 26, 2007.
10.2	Fifth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trase Center, L.P., and Legacy Partners Realty Fund II, LLC, dated January 31, 2007.